Exhibit 10.1

AMENDMENT NUMBER 1

TO

PERSONAL LINES CUT-THROUGH QUOTA
SHARE REINSURANCE AGREEMENT

BETWEEN

TOWER INSURANCE COMPANY OF NEW YORK,
CASTLE POINT NATIONAL INSURANCE COMPANY,
TOWER NATIONAL INSURANCE COMPANY,
HERMITAGE INSURANCE COMPANY,
CASTLE POINT FLORIDA INSURANCE COMPANY,
KODIAK INSURANCE COMPANY,
NORTH EAST INSURANCE COMPANY,
YORK INSURANCE COMPANY OF MAINE,
MASSACHUSETTS HOMELAND INSURANCE COMPANY,
PRESERVER INSURANCE COMPANY

AND

CASTLE POINT INSURANCE COMPANY,
as Ceding Companies,

AND

INTEGON NATIONAL INSURANCE COMPANY,
as Reinsurer

THIS AMENDMENT NUMBER 1 to the Personal Lines Cut-Through Quota Share Reinsurance Agreement (the “Agreement”), effective as of January 1, 2014, between the Ceding Companies and the Reinsurer is amended as of the Agreement’s Effective Date, as defined in the Agreement, as follows:

WHEREAS, the Ceding Companies and Reinsurer entered into this Agreement in connection with a Merger Agreement, as more fully set forth in the Agreement, which was effective January 1, 2014, and by and between Tower and ACP Re. Ltd., the parent of the Reinsurer under this Agreement; and

WHEREAS, the Ceding Companies and Reinsurer desire that the duration of this Agreement with respect to certain Insurance Contracts, as more fully described below, extend to June 30, 2015, regardless of the consummation of the Merger Agreement, or the termination or cancellation of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties agree to amend the Agreement as follow:

I.	Section 1.1 of Article 1of the Agreement, entitled “Defined Terms”, is amended to include the following, additional Defined Term:

“Expanded Market Agency Policies” means any and all Existing Contracts set forth on Exhibit 1 to this Amendment, and any and all Subject Policies that Northeast Agencies, Inc. requests and a Ceding Company agrees to insure on or before June 30, 2015.

II.	Section 2.1 (a) of the Article 2 of the Agreement, entitled “Basis of Reinsurance and Business Reinsured", is amended to include the following sentence:

Within fourteen (14) days of the date of termination of this Agreement pursuant to section (ii) of Article 9.A., as amended herein, the Ceding Companies shall deliver, via certified or registered mail, return receipt requested, or by express delivery courier providing evidence of receipt, a complete and accurate copy of each Cut-Through Endorsement issued pursuant to this Agreement to the Named Insured listed on the respective Cut-Through Endorsement.

III.	Article 9 of the Agreement, entitled “Duration”, is deleted in its entirety and replaced with the following:

Article 9
DURATION

A.
With the exception of Expanded Market Agency Policies, this Agreement shall terminate on the first anniversary of the date hereof and shall not otherwise be subject to termination except (i) by written agreement between Reinsurer and the Ceding Companies on the date indicated by such agreement, after receipt of any required approval from Government Authorities, (ii) by written notice by the Reinsurer to the Ceding Companies following the termination of the Merger Agreement, (iii) upon the execution of the MGA Agreement, (iv) ten (10) days following written notice by Reinsurer to the Ceding Companies, if any Ceding Company shall fail to remit to Reinsurer any Premium collected by such Ceding Company, unless such Premium is remitted within such ten (10) day period, (v) thirty (30) days following written notice by Reinsurer or the Ceding Companies, on the one hand, to the ceding Companies or Reinsurer, on the other hand, of the Party receiving such notice shall default in the performance of any of its material obligations hereunder (other than the default described in subsection (iv)), unless such default, if curable, is cured within such thirty (30) day period and (vi) upon the expiration of all liability on all Insurance Contracts and the complete performance by Reinsurer and the Ceding Companies of all obligations and duties arising under this Agreement; provided that, unless otherwise agreed by the Parties, following termination of this Agreement pursuant to clauses (ii) through (vi) above, no further Subject Business will be ceded to Reinsurer, no Ceding Company will issue further Cut-through Endorsements, Reinsurer shall remain liable hereunder with respect to Insurance Contracts issued prior to such termination and Ceding Companies shall remain obligated to service, administer and manage the Insurance Contracts and Claims thereunder in accordance with the terms of this Agreement.

B.	With respect to Expanded Market Agency Policies, this Agreement shall terminate on June 30, 2015, and shall not otherwise be subject to termination.

C.
Upon termination of this Agreement on June 30, 2015, the Reinsurer shall remain liable under this Agreement for Expanded Market Agency Policies until the latter of (i.) the expiration all liabilities on the Expanded Market Agency Policies; or (ii.) the Reinsurer’s complete performance under this Agreement.

D.	Upon termination of this Agreement on June 30, 2015, the Ceding Company shall remain obligated under this Agreement to service, administer and manage the Expanded Market Agency Policies and Claims thereunder in accordance with the terms of this Agreement until the expiration of all liabilities under the Expanded Market Agency Policies.

All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties have executed this Amendment Number 1, as of the date set forth below with Amendment Number 1 effective as of January 1, 2014.

TOWER INSURANCE COMPANY OF NEW YORK

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

CASTLE POINT NATIONAL INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

TOWER NATIONAL INSURANCE COMPANY,

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14
HERMITAGE INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

CASTLE POINT FLORIDA INSURANCE COMPANY,

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

KODIAK INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP

Date: 2/18/14

NORTH EAST INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

YORK INSURANCE COMPANY OF MAINE

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

MASSACHUSETTS HOMELAND INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

PRESERVER INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

CASTLE POINT INSURANCE COMPANY

_/s/ Elliot S. Orol______________________________
Name: Elliot S. Orol
Title: SVP
Date: 2/18/14

INTEGON NATIONAL INSURANCE COMPANY

_/s/ Mike Weiner_______________________________
Name: Mike Weiner
Title: Chief Financial Officer
Date: 2/18/14

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